TIDAL ETF TRUST II N-CSR	EXHIBIT 99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Tidal Trust II, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Tidal Trust II for the period ended October 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Tidal Trust II for the stated period.

/s/ Eric W. Falkeis	/s/ Aaron J. Perkovich
Eric W. Falkeis	Aaron J. Perkovich
President/Principal Executive Officer,	Treasurer/Principal Financial Officer,
Tidal Trust II	Tidal Trust II

Dated:	January 8, 2024	Dated:	January 8, 2024

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Tidal Trust II Trust for purposes of Section 18 of the Securities Exchange Act of 1934.